UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: March 16, 2006
(Date of earliest event reported: March 16, 2006)

DUKE ENERGY CORPORATION
(Exact name of registrant as specified in charter)

NORTH CAROLINA (State or other jurisdiction of incorporation)	1-4928 (Commission File No.)	56-0205520 (IRS Employer Identification No.)

526 South Church Street Charlotte, North Carolina (Address of principal executive offices)	28202-1904 (Zip Code)

Registrant’s telephone number, including area code: 704-594-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On March 16, 2006, the registrant issued a press release announcing that Duke Power has selected a site in Cherokee County, S.C., for a potential new nuclear power plant, and that it entered into an agreement on March 16, 2006 with Southern Company to evaluate potential plant construction at this jointly owned location. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1	Press Release, dated March 16, 2006, issued by Duke Energy Corporation, announcing the selection of a site for a potential new nuclear power plant and the entry into an agreement with Southern Company to evaluate potential plant construction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

By:	/s/ Steven K. Young ———————————— Steven K. Young VP & Controller

Date: March 16, 2006

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